UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 3, 2005
                                                 -----------------------



                                    XRG, Inc.
                                    ---------
             (Exact name of registrant as specified in its charter)


    Delaware                        0-49659                 58-2583457
    --------                        -------                 ----------
(State or other                   (Commission             (IRS Employer
jurisdiction of                     File No.)             Identification
incorporation)                                                Number)


  601 Cleveland St., Suite 820, Clearwater, Florida           33755
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       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (727) 475-3060
       ------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.        Amendment to Certificate of Incorporation
-----------------------------------------------------------

Effective January 3, 2005, our Certificate of Incorporation was amended in connection with a reverse one for twenty stock split. Our authorized number of shares has been reduced from 500,000,000 to 25,000,000 in connection with the reverse one for twenty stock split. Our new trading symbol is "XRGI". Our new CUSIP number is 98382P 20 5.


Item 7.01.        Regulation FD Disclosure
------------------------------------------

On January 3, 2005, the Company issued a press release announcing the effective date of this reverse stock split attached as Exhibit 99.1 hereto.

The information in this Report furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing references this Item 7.01 of this Form 8-K.


Item 9.01.        Financial Statements and Exhibits
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(c) Exhibits.


Exhibit No.       Description

99.1 Press Release dated January 3, 2005

99.2 Form of Amendment to Certificate of Incorporation effective January 3, 2005 in connection with reverse one for twenty stock split.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    XRG, Inc.



Date:     January 6, 2005           By:   /s/ Kevin P. Brennan
                                          ----------------------------
                                              Kevin P. Brennan
                                              Chief Executive Officer